Exhibit 99.1

J2 Global Board of Directors Approves Separation into Two Independent Publicly Traded Companies

Los Angeles, CA September 21, 2021, J2 Global, Inc. (NASDAQ: JCOM), announced that its Board of Directors approved its previously announced separation into two independent publicly traded companies – J2 Global, Inc., which will be known as Ziff Davis, Inc. after the separation (“J2,” “J2 Global” or “Ziff Davis”) and Consensus Cloud Solutions, Inc. (“Consensus”). The J2 Global Board of Directors declared a special dividend distribution of one share of Consensus common stock for every three shares of J2 Global common stock outstanding as of the close of business on October 1, 2021, the record date for the distribution. The separation is expected to be completed on October 7, 2021.

In connection with the separation, J2 Global intends to launch a tender offer to purchase a portion of its outstanding 4.625% senior notes due 2030 at a tender price no greater than 108.00%, with a maximum aggregate purchase price of $330 million. J2 Global intends to fund the purchase price in part from a cash distribution by Consensus to J2 Global of $260 million pursuant to the terms of the separation.

“As two leading independent public companies with distinct management teams, capital structures, and strategic focus, Ziff Davis and Consensus will be very well positioned to create enduring value for shareholders and customers,” said Richard Ressler, chairman of J2 Global’s Board of Directors.

J2 Global’s current CEO, Vivek Shah, will be CEO of Ziff Davis, while Scott Turicchi, J2 Global’s current President & CFO, will become CEO of Consensus.

Ziff Davis

Ziff Davis will continue to build its portfolio of digital media and internet brands with leadership positions in high-value verticals, including technology, shopping, entertainment, health, cybersecurity and martech. Ziff Davis provides trusted content and tools; has a leading programmatic acquisition system; and has an established track record of growth.

Consensus

Consensus will continue to be a leading provider of secure data delivery for enterprise and healthcare interoperability for the healthcare sector and other highly regulated industries, while serving as a leading provider of cloud fax solutions for SoHo (Single Office Home Office).

Transaction Details

The separation will occur by means of a pro rata distribution to J2 Global stockholders of 80.1% of the outstanding shares of Consensus. The distribution is expected to occur on October 7, 2021. In connection with the separation, J2 Global will be renamed Ziff Davis, Inc. Consequently, the separation will provide J2 Global stockholders with ownership interests in both Ziff Davis, Inc. and Consensus Cloud Solutions, Inc.

Each J2 Global stockholder will receive one share of Consensus common stock for every three shares of J2 Global common stock held as of October 1, 2021, the record date for the distribution. No fractional shares of Consensus will be issued. Stockholders will receive cash in lieu of fractional shares.

Beginning on or about September 30, 2021 and continuing up to the distribution date, it is expected that “when issued” trading will begin for Consensus shares on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “CCSIV.” Consensus shares are expected to begin “regular way” trading on Friday, October 8, 2021 on Nasdaq under the ticker symbol “CCSI.” J2 Global, to be renamed Ziff Davis, Inc., will trade on Nasdaq under the ticker symbol “ZD.”

Also beginning on or about September 30, 2021 and continuing up to the distribution date, it is expected that there will be two markets in J2 Global common stock. J2 Global shares that trade in the “regular-way” market under the symbol “JCOM” will trade with an entitlement to shares of Consensus common stock to be distributed pursuant to the distribution; shares that trade in the “ex-distribution” market under the symbol “JCOMV” will trade without an entitlement to shares of Consensus common stock.

J2 Global stockholders are urged to consult their financial and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the specific implications of selling Consensus shares and the applicability and effect of any U.S. federal, state, local and foreign tax laws.

No action is required by J2 Global stockholders in order to receive Consensus shares in the distribution. J2 Global expects that by the end of September, the information statement regarding the separation will be made available to all J2 Global stockholders entitled to receive Consensus shares. The information statement is an exhibit to the Registration Statement on Form 10 filed by Consensus with the U.S. Securities and Exchange Commission (“SEC”), and describes Consensus and its business, including details regarding the separation and distribution and certain risks of owning Consensus shares.

The separation and distribution remain subject to certain conditions, including, among others receipt of a favorable IRS ruling and opinions of J2 Global’s tax advisors regarding certain U.S. federal income tax matters, the making of a cash distribution from Consensus to J2 Global, and the effectiveness of the Form 10. J2 Global’s board of directors may cancel the distribution at any time prior to the distribution.

For more information, view the full Consensus Form 10 at http://www.sec.gov and visit J2 Global’s Investor Relations site at https://investor.j2global.com/corporate-information/overview/default.aspx.

About J2 Global

J2 Global, Inc. (NASDAQ: JCOM) is a leading internet information and services company consisting of a portfolio of brands including IGN, Mashable, Humble Bundle, Speedtest, PCMag, RetailMeNot, Offers.com, Spiceworks, Ekahau, Everyday Health, BabyCenter and What To Expect in its Digital Media business and Consensus, eFax, eVoice, Moz, iContact, Campaigner, Vipre, and IPVanish in its Cloud Services business. J2 Global reaches more than 240 million people per month across its brands. As of December 31, 2020, J2 Global had achieved 25 consecutive fiscal years of revenue growth. For more information about J2 Global, please visit www.j2global.com. Following the separation, J2 Global will be renamed Ziff Davis, Inc. and will trade on Nasdaq under the ticker symbol “ZD.”

About Consensus Cloud Solutions, Inc.

Consensus Cloud Solutions, Inc. is a leading provider of digital cloud fax technology. Consensus offers eFax, a global leader in online faxing, Consensus Unite and Consensus Harmony interoperability solutions, Consensus Signal for secure automatic real-time healthcare communications, Consensus Clarity, an Optical Character recognition (OCR) and Natural Language Processing (NLP) solution, and jSign for electronic digital signatures. For more information about Consensus, visit www.consensus.com.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995 with respect to the proposed spin-off transaction. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including market and other conditions and include uncertainties regarding expected operating performance and financial position of the companies after the separation, whether the transaction or the proposed debt tender offer can be completed with the proposed form, terms or timing, or at all, the costs and expected benefits of the proposed transaction, and the expected tax treatment of the transaction. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors described in J2 Global’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by J2 Global with the SEC, and the “Risk Factors” section of the preliminary information statement included in the Registration Statement on Form 10 filed by Consensus with the SEC. J2 Global and Consensus assume no obligation to update these forward-looking statements.

Rebecca Wright

(800) 577-1790

J2 Global, Inc.

investor@j2.com

Source: J2 Global, Inc.